Exhibit 10.1

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING DO-A4	PAGE OF PAGES 1 77
2. CONTRACT (Proc. Inst. Ident.) NO. M67854-07-D-5031	3. EFFECTIVE DATE 25 Jan 2007	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. M6785407R5000

5. ISSUED BY	CODE M67854	6. ADMINISTERED BY (if other than Item 5)	CODE S1103A
MARCORSYSCOM 2200 LESTER STREET QUANTICO VA		DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 30080	SCD: B

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)		8. DELIVERY
FORCE PROTECTION INDUSTRIES, INC		[ ] FOB ORIGIN	[ X ] OTHER (See below)
DAMON WALSH 9801 HIGHWAY 78, #1 LADSON SC 29456		9. DISCOUNT FOR PROMPT PAYMENT Net 30 days
		10. SUBMIT INVOICES 1 (4 copies unless otherwise specified)	ITEM
CODE 1EFH8	FACILITY CODE	TO THE ADDRESS SHOWN IN:	Block 6

11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE HQ8338
DFAS COLUMBUS SOUTH ENTITLEMENT OPS P.O. BOX 182264 COLUMBUS OH 43218-2264
See Schedule
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C. 2304(c)( )	[ ] 41 U.S.C. 253(c)( )

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
		15G. TOTAL AMOUNT OF CONTRACT			$388,921,646.00 EST

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	74-77
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2-54	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER
X	C	DESCRIPTION/SPECS/WORK STATEMENT	55	ATTACHMENTS
X	D	PACKAGING AND MARKING	56-60		J	LIST OF ATTACHMENTS
X	E	INSPECTION AND ACCEPTANCE	61-63	PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	F	DELIVERIES OR PERFORMANCE	64-65		K	REPRESENTATIONS, CERTIFICATIONS
X	G	CONTRACT ADMINISTRATION DATA	66-67			AND OTHER STATEMENTS OF OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	68-73		L	INSTRS., CONDS., AND NOTICES TO
OFFERORS
					M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [       ] CONTRACTOR’S NEGOTIATED AGREEMENT   Contractor is required to sign this document and return        copies to issuing office.)   Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ X ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number M67854-07-R-5000-0007 REF: Proposal Dt. 12/18/06-01/19/07 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)			20A. NAME AND TITLE OF CONTRACTING OFFICER GABRIELLE E. TRICKETT / CONTRACTING OFFICER TEL: 703-432-4993 EMAIL: gabrielle.trickett@usmc.mil
19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED
BY			BY	/s/ GABRIELLE E. TRICKETT	25-Jan-2007
	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	GPO 1985 O - 469-794	Prescribed by GSA FAR (48 CPR) 53.214(a)

Section B - Supplies or Services and Prices

SUPPLIES OR SERVICES AND PRICE
INTRODUCTION
Section B - Supplies or Services and Prices

A Firm Fixed Price (FFP) Indefinite Delivery / Indefinite Quantity (ID/IQ) is the contract type effective for the performance period of this contract. Performance shall be made only as authorized by delivery orders issued in accordance with the ordering clause of this contract.

Each delivery order will contain, among other information, the date of the order, the order number, the exact quantity of units to be delivered, delivery or performance, place of delivery, any special shipping instructions, pricing, and accounting and appropriation data. The unit price of each delivery order will be determined by the ordering period and the number of units ordered in accordance with the Schedule of Supplies and/or Services of this contract. Individual orders will be issued using the single price for the increment that corresponds to the total quantity being purchased on that order for the year in which the order is placed. Quantities are not cumulative from order to order. The unit price of each order is determined by the total quantity for that order only, regardless of the previous number of orders issued or the total of previous quantities ordered. Delivery of units under a specific delivery order shall not be combined with delivery of units under another delivery order. Delivery orders will incorporate all clauses of the contract. The Contractor is responsible for delivery of each item (e.g., unit) to the final destination.

CONTRACT MINIMUM AND MAXIMUM QUANTITY:

In accordance with FAR Clause 52.216-22 Indefinite Quantity (Oct 1995), the Government shall purchase a “minimum” quantity of two (2) Category I and two (2) Category II Vehicles for this contract within 30 days after contract award. The “maximum” quantity of Mine Resistant Ambush Protected (MRAP) vehicles for this contract shall not exceed 1,500-Category I, and 2,600-Category II. There is no minimum or maximum quantity requirement on all other supplies or services ordered hereunder.

PERIOD OF PERFORMANCE:

The period of performance for this contract shall be 12 months beginning on the effective date of the contract with 4 (four) 12-month option periods (maximum ordering period not to exceed 60 months).

**NOTE:  Step Ladder Quantities for ID/IQ CLINs and subsequent Option CLINs: Offeror shall provide step-ladder (e.g., incremental) unit pricing for the CLINs specified in the Section B CLIN description.

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001	CATEGORY I MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0001 CAT I MRAP	0001	1.00	200.00	510,540.00
		201.00	400.00	474,598.00
		401.00	1,000.00	444,311.00
		1,001.00	1,500.00	434,369.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002	CATEGORY II MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0002 CAT II MRAP	0002	1.00	200.00	570,364.00
		201.00	400.00	530,122.00

401.00	1,000.00	497,316.00
1,001.00	1,600.00	489,375.00
1,601.00	2,600.00	486,535.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003	90 Day Consumable CATEGORY I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0003 90 DAY CONSUMABLE CAT I	0003	1.00	200.00	437.00
		201.00	400.00	412.00
		401.00	1,000.00	392.00
		1,001.00	1,500.00	371.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004	1 YR Forward Deployment Block CATEGORY I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0004 1 YR FDB CAT I	0004	1.00	200.00	14,987.00
		201.00	400.00	14,140.00
		401.00	1,000.00	13,449.00
		1,001.00	1,500.00	12,471.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005	1 YR Maint Workshop Block CATEGORY I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0005 1 YR MWB CAT I	0005	1.00	200.00	259,679.00

201.00	400.00	245,008.00
401.00	1,000.00	233,036.00
1,001.00	1,500.00	220,771.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006	90 Day Consumable CATEGORY II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0006 90 DAY CONSUMABLE CAT II	0006	1.00	200.00	437.00
		201.00	400.00	412.00
		401.00	1,000.00	392.00
		1,001.00	1,600.00	371.00
		1,601.00	2,600.00	371.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007	1 YR Forward Deployment Block CATEGORY II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0007 1 YR FDB CAT II	0007	1.00	200.00	14,987.00
		201.00	400.00	14,140.00
		401.00	1,000.00	13,449.00
		1,001.00	1,600.00	12,741.00
		1,601.00	2,600.00	12,741.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008	1 YR Maint Workshop Block CATEGORY II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0008 1 YR MWB CAT	0008	1.00	200.00	267,688.00

201.00	400.00	252,564.00
401.00	1,000.00	240,223.00
1,001.00	1,600.00	227,580.00
1,601.00	2,600.00	227,580.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009	Field Service Representative (FSR) FFP FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED	Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009AA	CONUS FSR FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	410	Each	$171,431.00	$70,286,710.00 EST

				MAX NET AMT	$70,286,710.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009AB	O-CONUS FSR FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	410	Each	$352,027.00	$144,331,070.00 EST

				MAX NET AMT	$144,331,070.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010	Familiarization Training Category I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	10	Each	$15,129.00	$151,290.00 EST

				MAX NET AMT	$151,290.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011	Familiarization Training Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	10	Each	$15,129.00	$151,290.00 EST

				MAX NET AMT	$151,290.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012 OPTION	I&KP Training Category I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	3	Each	$29,271.00	$87,813.00 EST

				MAX NET AMT	$87,813.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013 OPTION	I&KP Training Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	3	Each	$29,271.00	$87,813.00 EST

				MAX NET AMT	$87,813.00 (EST.)

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014 OPTION	Operator Training Category I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED		UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014AA OPTION	CONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20	Each	$18,375.00	$367,500.00 EST

				MAX NET AMT	$367,500.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0014AB OPTION	OCONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	30	Each	$58,602.00	$1,758,060.00 EST

				MAX NET AMT	$1,758,060.00 (EST.)

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015 OPTION	Operator Training Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED		UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015AA OPTION	CONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20	Each	$18,375.00	$367,500.00 EST

				MAX NET AMT	$367,500.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0015AB OPTION	OCONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	30	Each	$58,602.00	$1,758,060.00 EST

				MAX NET AMT	$1,758,060.00 (EST.)

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0016 OPTION	Maintenance Classes Category I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED	Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0016AA OPTION	CONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	10	Each	$21,145.00	$211,450.00 EST

				MAX NET AMT	$211,450.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0016AB OPTION	OCONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20	Each	$64,828.00	$1,296,560.00 EST

				MAX NET AMT	$1,296,560.00 (EST.)

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0017 OPTION	Maintenance Classes Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED	Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0017AA OPTION	CONUS FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	10	Each	$21,145.00	$211,450.00 EST

				MAX NET AMT	$211,450.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0017AB OPTION	OCONUS FFP In accordance with SOW, FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20	Each	$64,828.00	$1,296,560.00 EST

				MAX NET AMT	$1,296,560.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0018	Testing Category 1 FFP In accordance with SOW paragraphs C.8. and C 6.5.2. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	1	Lot	$2,477,571.00	$2,477,571.00 EST

				MAX NET AMT	$2,477,571.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0019	Testing Category II FFP In accordance with SOW paragraphs C.8. and C 6.5.2. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	1	Lot	$2,477,571.00	$2,477,571.00 EST

				MAX NET AMT	$2,477,571.00 (EST.)

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0020	10 Day Deployment Block Category 1 FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0020 10 DAY DEPLOY BLOCK CAT 1	0020	1.00	200.00	157.00
		201.00	400.00	148.00
		401.00	1,000.00	141.00
		1,001.00	1,500.00	133.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0021	10 Day Deployment Block Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0021 10 DAY DEPLOY BLOCK CAT II	0021	1.00	200.00	157.00
		201.00	400.00	148.00
		401.00	1,000.00	141.00
		1,001.00	1,600.00	133.00
		1,601.00	2,600.00	133.00

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0022	DELETED FFP FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023

Contracts Data Requirements List (CDRL)
FFP
CDRLs
Law Statement of Work (SOW) / Performance Specification (PS)/ applicable CDRL-DD Form 1423 in attachment 3

FOB: Destination
PURCHASE REQUEST NUMBER: M6785407R5000

		UNDEFINED		UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AA	A001 CONFERENCE/MEETING AGENDA FFP In accordance with Attachment 3 – Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AB	A002 CONFERENCE/MEETING MINUTES FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AC	A003 IN-PROCESS REVIEW FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER : M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AD	A004 MANUFACTURING PLAN UPDATES FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AE	A005 FINAL INSPECTION RECORD FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AF	A006 ENGINEERING CHANGE PROPOSAL (ECP) FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AG	A007 REQUEST FOR DEVIATION FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AH OPTION	A008 CONFIGURATION STATUS ACCOUNTING FFP In accordance with Attachment 3 -Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$266,100.00	$532,200.00 EST

				MAX NET AMT	$532,200.000 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AJ OPTION	A009 CONFIGURATION PLAN/AUDIT FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Each	$51,173.00	$102,346.00 EST

				MAX NET AMT	$102,346.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AK	A010 SAFETY ASSESSMENT REPORT/UPDATE FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$56,552.00	$113,104.00 EST

				MAX NET AMT	$113,104.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AL	A011 HEALTH HAZARD ANALYSIS REPORT FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AM	A012 HAZARD LOG FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AN	A013 ENVIRONMENTAL ASSESSMENT FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AP	A014 COMMERCIAL TECHNICAL MANUAL FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$1,722.00	$3,444.00 EST

				MAX NET AMT	$3,444.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AQ	A015 VALIDATION CERTIFICATION FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AR	A016 COPYRIGHT RELEASE FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AS	A017 LOGISTICS MANAGEMENT INFORMATION FFP LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCT. LONG LEAD TIME ITEMS LIST. In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AT	A018 LOGISTICS MANAGEMENT INFORMATION FFP LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCT. TOOLS AND TEST EQUIPMENT LIST. In accordance with Attachment 3 – Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AU	A019 LOGISTICS MANAGEMENT INFORMATION FFP LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCT, COMMON AND BULK ITEMS LIST. In accordance with Attachment 3 - Contract Data Requirement List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AV	A020 TECHNICAL REPORT – STUDY/SERVICES FFP TRAINING MATERIAL/COURSES/OUTLINE. In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE RQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AW	A021 TEST SUPPORT FFP In Accordance with Attachment 3 - Contract Data Requirement List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AX	A022 INDENTURED BILLS OF MATERIAL (IBOM) FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AY	A023 INTEGRATED MASTER SCHEDULE (IMS) FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023AZ	A024 LOGISTICS MANAGEMENT INFORMATION FFP LOGISTICS MANAGEMENT INFORMATION (LMI) DATA PRODUCT, ENGINEERING DATA FOR PROVISIONING. In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BA	A025 GOVERNMENT TM/ITEM VERIFICATION FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BB	A026 UID EMBEDDED ITEMS DATA REPORT FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$196,048.00	$392,096.00 EST

				MAX NET AMT	$392,096.00 (EST.)

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BC	A027 NOTICE OF REVISION FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BD	A028 CONFIGURATION CHANCE DOCUMENT FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BE	A029 EFFECTIVITY CERTIFICATION FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BF OPTION	A030 RELIABILITY PREDICTION FFP RELIABILITY PREDICTION AND DOCUMENTATION OF SUPPORTING DATA. In accordance with Attachment 3 - Contract Data Requirements List. FOB : Destination PURCHASE REQUEST NUMBER : M6785407R5000	2	Lot	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BG OPTION	A031 FAILURE SUMMARY AND ANALYSIS REPORT FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB : Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$196,048.00	$392,096.00 EST

				MAX NET AMT	$392,096.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0023BH OPTION	A032 LEVEL OF REPAIR ANALYSIS FFP In accordance with Attachment 3 - Contract Data Requirements List. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$196,048.00	$392,096.00 EST

				MAX NET AMT	$392,096.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0024	Technical Support FFP In accordance with SOW. Ordering period of two (2) years commencing on date of contract award. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED	Hours	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0024AA	Labor Category I FFP As applicable in accordance with SOW. 10,000 hours Category I and 10,000 hours Category II. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20,000	Hours	$94.00	$1,880,000.00 EST

				MAX NET AMT	$1,880,000.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0024AA	Labor Category II FFP As applicable in accordance with SOW. 10,000 hours Category I and 10,000 hours Category II. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20,000	Hours	$128.00	$2,560,000.00 EST

				MAX NET AMT	$2,560,000.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0024AC	Labor Category III FFP As applicable in accordance with SOW. 10,000 hours Category I and 10,000 hours Category II. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	20,000	Hours	$128.00	$2,560,000.00 EST

				MAX NET AMT	$2,560,000.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0025	Army MEP Integration Category I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	1,500	Each	$30,842.00	$46,263,000.00 EST

				MAX NET AMT	$46,263,000.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0026	Army MEP Integration Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2,600	Each	$30,842.00	$80,189,200.00 EST

				MAX NET AMT	$80,189,200.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0027	USMC Equipment Integration Category I FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	1,500	Each	$30,842.00	$46,263,000.00 EST

				MAX NET AMT	$46,263,000.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0028	USMC Equipment Integration Category II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2,600	Each	$30,842.00	$80,189,200.00 EST

				MAX NET AMT	$80,189,200.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0029 OPTION	Government Format Technical Manuals FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	UNDEFINED	Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0029AA	CATEGORY I FFP Government Format Technical Manuals. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0029AA CAT 1 MRAP	0029AA	1.00	200.00	908,239.00
		201.00	400.00	908,239.00
		401.00	1,000.00	908,239.00
		1,001.00	1,500.00	908,239.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0029AB	CATEGORY II FFP Government Format Technical Manuals. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0029AB CATEGORY I1 MRAP	0029AB	1.00	200.00	980,239.00

201.00	400.00	980,239.00
401.00	1,000.00	980,239.00
1,001.00	1,600.00	980,239.00
1,601.00	2,600.00	980,239.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0030 OPTION	Logistics Start of Work Meeting FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	1	Each	$5,000.00	$5,000.00 EST

				MAX NET AMT	$5,000.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0031 OPTION	Technical Manual Verification FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Each	$578,860.00	$1,157,720.00 EST

				MAX NET AMT	$1,157,720.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0032 OPTION	Technical Data FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	2	Lot	$798,299.00	$1,596,598.00 EST

				MAX NET AMT	$1,596,598.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0033 OPTION	Provisioning Data FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	1	Lot	$471,269.00	$471,269.00 EST

				MAX NET AMT	$471,269.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0101 OPTION	CATEGORY I MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0101 CAT I MRAP	0101	1.00	200.00	526,816.00
		201.00	400.00	489,932.00
		401.00	1,000.00	458,824.00
		1,001.00	1,500.00	448,626.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0102 OPTION	CATEGORY I MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER NAME

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0102 CAT I MRAP	0102	1.00	200.00	540,087.00
		201.00	400.00	504,131.00

401.00	1,000.00	473,225.00
1,001.00	1,500.00	462,966.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0101 OPTION	CATEGORY I MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0103 CAT I MRAP	0103	1.00	200.00	557,389.00
		201.00	400.00	520,476.00
		401.00	1,000.00	488,723.00
		1,001.00	1,500.00	478,197.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0104 OPTION	CATEGORY I MRAP FFP In Accordance with SOW AND PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0104 CAT I MRAP	0104	1.00	200.00	576,583.00
		201.00	400.00	537,999.00
		401.00	1,000.00	504,993.00
		1,001.00	1,500.00	494,114.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0201 OPTION	CATEGORY II MRAP FFP In Accordance with SOW AND PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0201 CAT II MRAP	0201	1.00	200.00	587,938.00
		201.00	400.00	549,393.00

401.00	1,000.00	515,641.00
1,001.00	1,600.00	505,466.00
1,601.00	2,600.00	502,566.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0202 OPTION	CATEGORY II MRAP FFP In Accordance with SOW AND PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0202 CAT II MRAP	0202	1.00	200.00	603,260.00
		201.00	400.00	563,472.00
		401.00	1,00.00	529,899.00
		1,001.00	1,600.00	521,731,00
		1,601.00	2,600.00	518,919.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0203 OPTION	CATEGORY II MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0203 CAT II MRAP	0203	1.00	200.00	621,309.00
		201.00	400.00	581,823.00
		401.00	1,000.00	547,327.00
		1,001.00	1,600.00	538,922.00
		1,601.00	2,600.00	536,053.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0204 OPTION	CATEGORY II MRAP FFP In Accordance with SOW and PS. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0204 CAT II MRAP	0204	1.00	200.00	644,068.00

201.00	400.00	601,423.00
401.00	1,000.00	565,594.00
1,001.00	1,600.00	556,862.00
1,601.00	2,600.00	553,878.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0301 OPTION	90 Day Consumable CATEGORY I FFP In Accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0301 90 DAY CONSUMABLE CAT I	0301	1.00	200.00	427.00
		201.00	400.00	414.00
		401.00	1,000.00	406.00
		1,001.00	1,500.00	384.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0401 OPTION	1 YR Forward Deployment Block CATEGORY I FFP In Accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0401 1 YR FDB CAT I	0401	1.00	200.00	14,653.00
		201.00	400.00	14,213.00
		401.00	1,000.00	13,920.00
		1,001.00	1,500.00	13,184.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0501 OPTION	1 YR Maint Workshop Block CATEGORY I FFP In Accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0501 1 YR MWB CAT I	0501	1.00	200.00	253,887.00
		201.00	400.00	246,270.00

401.00	1,000.00	241,192.00
1,001.00	1,500.00	228,498.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0601 OPTION	90 Day Consumable CATEGORY II FFP In Accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0301 90 DAY CONSUMABLE CAT I	0601	1.00	200.00	427.00
		201.00	400.00	414.00
		401.00	1,000.00	406.00
		1,001.00	1,600.00	384.00
		1,601.00	2,600.00	384.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0701 OPTION	1 YR Forward Deployment Block CATEGORY II FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0701 1 YR FDB CAT II	0701	1.00	200.00	14,653.00
		201.00	400.00	14,213.00
		401.00	1,000.00	13,920.00
		1,001.00	1,600.00	13,187.00
		1,601.00	2,600.00	13,187.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0801 OPTION	1 YR Maint Workshop Block CATEGORY ii FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

STEPLADDER PRICING

STEPLADDER NAME	ITEM NO	FROM QUANTITY	TO QUANTITY	UNIT PRICE
CLIN 0801 1 YR MWB CAT II	0801	1.00	200.00	261,716.00

201.00	400.00	253,865.00
401.00	1,000.00	248,631.00
1,001.00	1,600.00	235,545.00
1,601.00	2,600.00	235,545.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0901 OPTION	Field Service Representative (FSR) FFP In accordance with SOW, FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000		Each	UNDEFINED	UNDEFINED

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0901AA	CONUS FSR FFP In accordance with SOW. FOB: Destination PURCHASE REQUEST NUMBER: M6785407R5000	398	Each	$175,031.00	$69,662,338.00 EST

				MAX NET AMT	$69,662,338.00 (EST.)

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0901AB	O-CONUS FSR FFP In accordance with SOW. FOB. Destination PURCHASE REQUEST NUMBER: M6785407R5000	398	Each	$359,420.00	$143,049,160.00 EST

				MAX NET AMT	$143,049,160.00 (EST)

Section C—Descriptions and Specifications

STATEMENT OF WORK

Section C—Descriptions and Specifications

C1   PERFORMANCE SPECIFICATION/STATEMENT OF WORK

CLINs 0001-0901 AB, including option CLINs, if exercised shall be in accordance with the Statement of Work (SOW) (Attachment I) and Performance Specification (Attachment 2) of this solicitation/contract.

C2   TECHNICAL DATA

All technical data shall be prepared and delivered in accordance with the requirements of the Statement of Work (SOW) and the applicable Contract Data Requirements List (CDRL), DD Form 1423, attached hereto (Attachment 3).

Section D - Packaging and Marking

PACKAGING AND MARKING

Section D - Packaging and Marking

D1  PREPARATION FOR DELIVERY

Preservation, packaging and packing shall be in accordance with ASTM Designation D3951-88. “Standard Practice for Commercial Packaging”, current version.

D2  MARKING OF SHIPMENT

(a) Marking of all deliverables (supplies and technical documentation) shall be in accordance with the contractor’s best commercial practices, using the latest version of MIL STD 129 as guidance.

(b) Each shipment of material and/or data shall be clearly marked to show the following information:

MARK FOR:	Contract Number
Contract Task Order Number
Item Number

D3  PROHIBITED PACKING MATERIALS

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopia or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.

CLAUSES INCORPORATED BY FULL TEXT

252.211-7003  ITEM IDENTIFICATION AND VALUATION (JUN 2005)

(a) Definitions. As used in this clause

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means—

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government’s unit acquisition cost means—

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor’s estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of number, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid—types.htm.

(b)The Contractors shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(l) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for—

(i) All delivered items for which the Government’s unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Government’s unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line

item No.                 Item description:

(iii) Subassembilies, components, and parts embedded within delivered items as specified in Attachment Number—

(2)The concatenated unique identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that—

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifier (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology “EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology “EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until the solution is approved by ISO/IEC JTCI SC31. The “DD” format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm: and

(ii) the encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434,
Information Technology—Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall—

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code—

(a) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier, or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Government’s unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1)             Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2)             Concatenated unique item identifier or DoD recognized unique identification of the embedded subassembly, component, or part.

(3)             Unique item identifier type.**

(4)             Issuing agency code (if concatenated unique item identifier is used).**

(5)             Enterprise identifier (if concatenated unique item identifier is used).**

(6)             Original part number.**

(7)             Lot or batch number.**

(8)             Current part number (if not the same as the original part number.**

(9)             Current part number effective date.**

(10)       Serial number.**

(11)       Unit of measure.

(12)       Description.

**             Once per item.

(f)               The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g)            Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

Section E — Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Destination	Government
0002	Origin	Government	Destination	Government
0003	Origin	Government	Destination	Government
0004	Origin	Government	Destination	Government
0005	Origin	Government	Destination	Government
0006	Origin	Government	Destination	Government
0007	Origin	Government	Destination	Government
0008	Origin	Government	Destination	Government
0009	Origin	Government	Destination	Government
0009AA	Origin	Government	Destination	Government
0009AB	Origin	Government	Destination	Government
0010	Origin	Government	Destination	Government
0011	Origin	Government	Destination	Government
0012	Origin	Government	Destination	Government
0013	Origin	Government	Destination	Government
0014	Origin	Government	Destination	Government
0014AA	Origin	Government	Destination	Government
0014AB	Origin	Government	Destination	Government
0015	Origin	Government	Destination	Government
0015AA	Origin	Government	Destination	Government
0015AB	Origin	Government	Destination	Government
0016	Origin	Government	Destination	Government
0016AA	Origin	Government	Destination	Government
0016AB	Origin	Government	Destination	Government
0017	Origin	Government	Destination	Government
0017AA	Origin	Government	Destination	Government
0017AB	Origin	Government	Destination	Government
0018	Origin	Government	Destination	Government
0019	Origin	Government	Destination	Government
0020	Origin	Government	Destination	Government
0021	Origin	Government	Destination	Government
0022	Origin	Government	Destination	Government
0023	Origin	Government	Destination	Government
0023AA	Origin	Government	Destination	Government
0023AB	Origin	Government	Destination	Government
0023AC	Origin	Government	Destination	Government
0023AD	Origin	Government	Destination	Government
0023AE	Origin	Government	Destination	Government
0023AF	Origin	Government	Destination	Government
0023AG	Origin	Government	Destination	Government
0023AH	Origin	Government	Destination	Government
0023AJ	Origin	Government	Destination	Government

0023AK	Origin	Government	Destination	Government
0023AL	Origin	Government	Destination	Government
0023AM	Origin	Government	Destination	Government
0023AN	Origin	Government	Destination	Government
0023AP	Origin	Government	Destination	Government
0023AQ	Origin	Government	Destination	Government
0023AR	Origin	Government	Destination	Government
0023AS	Origin	Government	Destination	Government
0023AT	Origin	Government	Destination	Government
0023AU	Origin	Government	Destination	Government
0023AV	Origin	Government	Destination	Government
0023AW	Origin	Government	Destination	Government
0023AX	Origin	Government	Destination	Government
0023AY	Origin	Government	Destination	Government
0023AZ	Origin	Government	Destination	Government
0023BA	Origin	Government	Destination	Government
0023BB	Origin	Government	Destination	Government
0023BC	Origin	Government	Destination	Government
0023BD	Origin	Government	Destination	Government
0023BE	Origin	Government	Destination	Government
0023BF	Origin	Government	Destination	Government
0023BG	Origin	Government	Destination	Government
0023BH	Origin	Government	Destination	Government
0024	Origin	Government	Destination	Government
0024AA	Origin	Government	Destination	Government
0024AB	Origin	Government	Destination	Government
0024AC	Origin	Government	Destination	Government
0025	Origin	Government	Destination	Government
0026	Origin	Government	Destination	Government
0027	Origin	Government	Destination	Government
0028	Origin	Government	Destination	Government
0029	Origin	Government	Destination	Government
0029AA	Origin	Government	Destination	Government
0029AB	Origin	Government	Destination	Government
0030	Origin	Government	Destination	Government
0031	Origin	Government	Destination	Government
0032	Origin	Government	Destination	Government
0033	Origin	Government	Destination	Government
0101	Origin	Government	Destination	Government
0102	Origin	Government	Destination	Government
0103	Origin	Government	Destination	Government
0104	Origin	Government	Destination	Government
0201	Origin	Government	Destination	Government
0202	Origin	Government	Destination	Government
0203	Origin	Government	Destination	Government
0204	Origin	Government	Destination	Government
0301	Origin	Government	Destination	Government
0401	Origin	Government	Destination	Government
0501	Origin	Government	Destination	Government
0601	Origin	Government	Destination	Government
0701	Origin	Government	Destination	Government
0801	Origin	Government	Destination	Government
0901	Origin	Government	Destination	Government
0901AA	Origin	Government	Destination	Government
0901AB	Origin	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.246-15	Certificate of Conformance	APR 1984
52.246-16	Responsibility For Supplies	APR 1984
52.247-58	Loading, Blocking, And Bracing Of Freight Car Shipment	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003

Section F—Deliveries or Performance

DELIVERY OR PERFORMANCE

Section F—Deliveries or Performance

The delivery for MRAP vehicles and support shall be in accordance with the delivery schedule established in each Delivery Order. Delivery locations will be specified in each delivery order.

The anticipated delivery locations for contract items is listed below:

VEHICLES:

CONUS locations
Space and Naval Warfare (SPAWAR) Systems Center, Charleston, SC

TEST SUPPORT LOCATIONS:

Aberdeen Test Center, Aberdeen, MD

MEETINGS:

Aberdeen Test Center, Aberdeen, MD
Marine Corps Systems Command, Quantico, VA
Space and Naval Warfare (SPAWAR) Systems Center, Charleston, SC
Contractor’s Facility

CDRLS:

Marine Corps Systems Command, Quantico, VA
Marine Corps Logistics Base, Albany, GA
Defense Contract Management Agency
Aberdeen Test Center, Aberdeen, MD

CLS:

Multi-National Forces—Iraq
United Nations Forces—Afghanistan
Camp LeJeune, NC
Camp Pendleton, CA
Marine Corps Base, Twenty-Nine Palms, CA

FSRs:

Multi-National Forces—Iraq
United Nations Forces—Afghanistan

* Note: The Contractor is responsible for transporting their personnel to Kuwait if the destination is Iraq and Dubai if the destination is Afghanistan.

DELIVERY INFORMATION

All hardware deliveries shall be completed within 20 months after receipt of order (ARO).

Technical data items shall be delivered in accordance with the instructions on the corresponding Contracts Data Requirements List (CDRL), DD1423.

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

Section G—Contract Administration Data

CONTRACT ADMINISTRATION DATA
ADMINISTRATION DATA
Section G—Contract Administration Data

G1   POINT OF CONTACT

a)             Contract Administration Office

Contract administration functions (see FAR 42.302, DFAR 242.302).

DCMA ATLANTA
ATTN: KAREN BENNER
2300 LAKE PARK DRIVE, SUITE 300
SMYRNA, GA 30080

Contract administration functions withheld, additional contract administration functions assigned, or special instructions (see FAR 42.202):   None

b)            Paying Office

The Paying office which will make payments is designated as follows:

DFAS COLUMBUS SOUTH ENTITLEMENT OPS
P.O. BOX 182264
COLUMBUS, OH 43218-2264

c)             Purchasing Office:

The Contracting Officer for this procurement is:

Gabrielle Trickett
Commanding General
Marine Corps Systems Command
Contracting Branch (CTQ3GT)
2200 Lester Street
Quantico, VA 22134

d)            Project Officer

Mr. Thomas Carmody
Commanding General
Marine Corps Systems Command
Code GTES
2200 Lester Street
Quantico, VA 22134

G2   ACCOUNTING CLASSIFICATION REFERENCE NUMBER (ACRN)

The Accounting Classification Reference Number (ACRN) is the double letter prefix to the long line accounting classification number contained in the accounting data sheet attached to the contract, or listed below. It is used as a method for tracking expenditures against individual contract line items. In instances where multiple long line accounting classification numbers are applicable to single line items, each will be prefixed by a separate ACRN. Each line item, subline item, task and subtask listed in the schedule or Statement of Work shall have an accounting classification reference number assigned at the time of award or upon issuance of the task or delivery order.

G3   SUBMISSION OF INVOICES

WAWF-RA INSTRUCTIONS

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Requests (March 2003)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor requests for payment. The contractor shall be required to utilize this system when processing invoices and receiving reports under this contract, unless the provision at DFARS 252.232-7003(c) apply. The contractor shall (i) register to use WAWF-RA at <https://rmb.ogden.disa.mil>, and (ii) ensure an Electronic Business Point of Contact is designated in the Central Contractor Registration at <http://www.ccr.gov>, within ten (10) days after award of this contract.

Data entry information for WAWF:
Payment Office DoDAAC: HQ0338
Issue by DoDAAC: M67854
Admin Office DoDAAC: S1103A
Service Acceptor DoDAAC: M67854; Extn: PG15
Contract Number: M67854-07-D-5031

G4   POST-AWARD CONFERENCE

In compliance with DFARS 252.242-7000, a Post-Award Conference shall be conducted within 30 days after contract award with representation by the contractor, cognizant Contract Administration Office, and the U.S. Marine Corps. The Administrative Contracting Officer (ACO) will act as chairperson. The Post Award Conference shall be conducted at the facility of the offeror selected for award as provided by FAR 42.5. In no event shall the Post-Award Conference constitute grounds for excusable delay by the contractor in performance of any provision in the contract.

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS

Section H - Special Contract Requirements

H1 NOTIONAL PRODUCTION PROFILE/DELIVERY SCHEDULE

The anticipated initial vehicle production profile/ delivery schedule during the first 12 months of the contract (subject to change based upon programmatic factors) for the MRAP program is provided in Attachment 6.

H2 Rapid Delivery Incentives

For Initial ID/IQ Test Vehicles:

The Government will provide the contractor an incentive of $100,000.00 for the initial two ID/IQ Testing Vehicles per vehicle Category if the contractor deliveres the CLIN within 30 days of Contract Award. This incentive applies to the first two vehicles of any awarded ID/IQ CLIN per vehicle category.

H3 Basis for Subsequent Delivery Order Award(s)

As a result of MRAP source selection (as described in Section M), the Government may award one or multiple ID/IQ contracts to successful offerors. These initial ID/IQ contracts shall include an initial funded base quantity of vehicles (2 of each type) that shall be used for Performance Verification Testing (PVT) as described in the Performance Specification and Section C. Upon completion of this testing, the government may award follow-on delivery orders (which may include awards under more than one ID/IQ contract), above the initial contract minimum order. Delivery Orders will be issued in accordance with FAR 16.505. If the Government elects to award these follow-on delivery orders, the following criteria shall be used as the basis for deciding how to place these orders (in descending order of priority):

The Contractor or Contractors vehicle systems that demonstrate the best overall performance in PVT testing (with survivability being the highest priority)

The Contractor or Contractors that demonstrate the greatest capability to produce and deliver vehicles with the shortest ramp up time and greatest maximum production capacity, in order to meet the urgent delivery requirements for these vehicles.

Funding availability/affordability will also be a consideration in making the business decision as to how to proceed with an order or combination of follow-on orders. Due to the urgency of the requirement, the Government need not wait for all test vehicles to be delivered and tested before deciding to execute additional delivery orders. Early delivery of initial ID/IQ test vehicles is encouraged. The Government reserves the right not to test an offeror’s vehicle if adequate US Government test data is available and validated by Marine Corps Systems Command (MCSC).

H4 CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event that the contractor, for any reason, anticipates or encounters difficulty in complying with the contract delivery schedule or date, or in meeting any of the other requirements of the contract, they shall immediately notify the Administrative and Procuring Contracting Officers (ACO and PCO) in writing, providing all of the pertinent details. This data shall be informational only in character and its receipt by the Government shall not be construed as a waiver by the Government of (i) any delivery schedule or date, (ii) compliance with any other contract requirement by the contractor, or (iii) any other rights or remedies belonging to the Government under law or otherwise under this contract.

H5 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE

All representations and certifications and other written statements made by the contractor in response to SECTION K of the solicitation or at the request of the contracting officer, incident to the award of the contract or modification of this contract, are hereby incorporated by reference with the same force and effect as if they were given in full text.

H6 CONTRACT CHANGES

No order, statement, or conduct of Government personnel who might visit the contractor’s facility or in any other manner communicated with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.

No understanding or agreement, contract modification, change order, or other matter deviating from or constituting an alteration or change of the terms of the contract shall be effective or binding upon the Government unless formalized by contractual documents executed by the contracting officer or his or her designated representative.

The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in the contract, the said authority remains solely with the Contracting Officer. In the event that the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority at the contractor’s expense, and no adjustment shall be made in the contract price or other contract terms and conditions as consideration for the aforementioned unauthorized change. Further, should the unauthorized change be to the Government’s detriment, the contractor may be held financially responsible for its correction.

H7 GOVERNMENT PRODUCTION AND RESEARCH PROPERTY

If the offeror/contractor plans to use, in performing the work under this solicitation/contract, any items of Government property in the Offeror’s/contractor’s possession under a facilities contract or other agreement independent of this solicitation, the offeror shall so state in their proposal and identify (by contract number, Government agency, and contract administrator) the facilities he proposes to use. Moreover, the offeror shall request written concurrence to use each item of such Government property from the cognizant Contracting Officer.

H8 RESPONSIBILITY IN SUBCONTRACTING

The contractor shall provide the technology processes, test procedures, data, drawings, and/or other information required to facilitate competition to the fullest extent feasible, and assure performance by selected subcontractors. The contractor will be fully responsible for assuring that all appropriate contractual provisions and clauses are passed down to its subcontractors, and that those provisions are enforced.

H9 SUBCONTRACTING PLAN

Effective upon award of the contract, the contractor’s Subcontracting Plan is hereby approved and made a part of this contract.

H10 GOVERNMENT FURNISHED PROPERTY (GFP)

The Government may furnish to the contractor for use in connection with this contract the property, equipment, and material set forth in Attachment 4.

FURNISHING SOURCE: Various

*The contractor shall initially be provided information on these items, to be followed by actual hardware at a point in the program that both parties mutually agree their use and need is required.

Only the property, equipment, and material listed in the quantity shown will be furnished by the Government. All other property, equipment, and material required in the performance of this contract shall be furnished by the contractor.

H11 NON-GOVERNMENT SOURCE SELECTION ADVISORS

Offerors are advised the employees of commercial firms under contract to the government will serve as advisors in performing evaluations of proposals. These advisors will be authorized access to only those portions of the proposal data and discussions that are necessary to enable them to provide specific advice on specialized matters or on particular technical issues. Such commercial firms are expressly prohibited from competing on the subject effort and from proposal rating, ranking, or award recommendations. Outside advisors are required to furnish non-disclosure agreements and financial disclosure particular to this effort. The following firms may be involved: EG&G and MKI Systems, Inc.

________

52.237-400 CONTRACTOR MANPOWER REPORTING (CMR) (Note: Applicable to U.S. Army orders only.)

The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor will report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The contractor is required to completely fill in all the information in the format using the following web address: https://contractormanpower.army.pentagon.mil. The required information includes the following:

(1)          Contracting Office, Contracting Officer, Contracting Officer’s Technical Representative;

(2)          Contract number, including task and delivery order number;

(3)          Beginning and ending dates covered by reporting period;

(4)          Contractor name, address, phone number, e-mail address, identity of contractor employee entering data;

(5)          Estimated direct labor hours (including sub-contractors);

(6)          Estimated direct labor dollars paid this reporting period (including sub-contractors);

(7)          Total payments (including sub-contractors);

(8)   Predominant Federal Service Code (FSC) reflecting services provided by contractor (and separate predominant FSC for each sub-contractor if different);

(9)           Estimated data collection cost;

(10)         Organizational title associated with the Unit Identification Code (UIC) for the Army Requiring Activity (the Army Requiring Activity is responsible for providing the contractor with its UIC for the purposes of reporting this information);

(11)         Locations where contractor and sub-contractors perform the work (specified by zip code in the United States and nearest city, country, when in an overseas location, using standardized nomenclature provided on website);

(12)         Presence of deployment or contingency contract language; and

(13)         Number of contractor and sub-contractor employees deployed in theater this reporting period (by country).

As part of its submission, the contractor will also provide the estimated total cost (if any) incurred to comply with this reporting requirement. Reporting period will be the period of performance not to exceed 12 months ending September 30 of each government fiscal year and must be reported by 31 October of each calendar year. Contractors may use a direct XML data transfer to the database server or fill in the fields on the website. The XML direct transfer is a format for transferring files from a contractor’s systems to the secure web site without the need for separate data entries for each required data element at the web site. The specific formats for the XML direct transfer may be downloaded from the web site.

AFARS 52.225-4040
52.225-4040 ARMY MATERIEL COMMAND (AMC) ADMINISTRATIVE REQUIREMENTS FOR DEPLOYED CONTRACTORS (Note: Applicable to U.S. Army orders only.)

(a) In order to maintain accountability of all deployed personnel in the Theater of Operations (see DFARS clause 252.225-7040 for definition), the Contractor shall follow instructions issued by the Army Materiel Commands Logistics Support Element (AMC LSE) or other Contracting Officers designated representative to provide, and keep current, requested data on Contractor Personnel for entry into military personnel database systems.

(b) The Contractor shall coordinate with the AMC LSE or other Contracting Officers designated representative for logistics support, as follows:

(1)   Upon initial entry into the Theatre of Operations;

(2)   Upon initiation of contract performance;

(3)   Upon relocation of contract performance within the Theatre of Operations; and

(4)   Upon exiting the Theatre of Operations.

CLAUSES INCORPORATED BY REFERENCE

252.225-7040	Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States	JUN 2006

CLAUSES INCORPORATED BY FULL TEXT

52.216-18   ORDERING. (OCT 1995)

(a)   Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from the date of contract through 60 months.

(b)   All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c)   If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19   ORDER LIMITATIONS. (OCT 1995)

(a)   Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 1, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b)   Maximum order. The Contractor is not obligated to honor:

(1)   Any order for a single item in excess of 1000;

(2)   Any order for a combination of items in excess of 2600; or

(3)   A series of orders from the same ordering office within   30   days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c)   If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d)   Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within   15   days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22   INDEFINITE QUANTITY. (OCT 1995)

(a)   This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b)   Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contactor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after twelve (12) months after contract expiration.

(End of clause)

52.217-7   OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within anytime before contract expiration. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree (See Para H3).

(End of clause)

Section I - Contract Clauses

INCORPORATED BY FULL TEXT

52.211-2   AVAILABILITY OF SPECIFICATIONS LISTED IN THE DOD INDEX OF SPECIFICATIONS AND STANDARDS (DODISS) AND DESCRIPTIONS LISTED IN THE ACQUISITION MANAGEMENT SYSTEMS AND DATA REQUIREMENTS CONTROL LIST, DOD 5010.12-L (DEC 2003)

Copies of specifications, standards, and data item descriptions cited in this solicitation may be obtained—

(a) From the ASSIST database via the Internet at http://assist.daps.dla.mil; or

(b) By submitting a request to the—Department of Defense Single Stock Point (DoDSSP), Building 4, Section D, 700 Robbins Avenue, Philadelphia, PA 19111-5094, Telephone (215) 697-2179, Facsimile (215) 697-1462.

(End of provision)

52.215-19   NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

(a) The Contractor shall make the following change in writing;

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall —

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contactor ownership change.

The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of clause)

52.252-2   CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

(End of Clause)

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.217-9	Option To Extend The Term Of The Contract	MAR 2000
55.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	SEP 2006
52.219-9 Alt II	Small Business Subcontracting Plan (Sep 2006) Alternate II	OCT 2001
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards AcT - Overtime Compensation	JUL 2005
52.222-19	Child Labor—Cooperation with Authorities and remedies	JAN 2006
52.222-20	Walsh-Healey public Contracts Act	DEC 1996
52.222-26	Equal Opportunity	APR 2002
52.222.35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006

52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-12	Refrigeration Equipment and Air Conditioners	MAY 1995
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-13	Restrictions on Certain Foreign purchases	FEB 2006
52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-21	Technical Data Certification, Revision, and Withholding of Payment—Major Systems	JAN 1997
52.227-22	Major System—Minimum Rights	JUN 1987
52.229-3	Federal State And Local Taxes	APR 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-18	Availability Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-23 Alt I	Assignment Of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-32	Performance-Based Payments	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3	Protest After Award	AUG 1996
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes—Fixed Price	AUG 1987
52.243-7	Notification Of Changes	APR 1984
52.244-2	Subcontracts	AUG 1998
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	SEP 2006
52.245-2	Government Property (Fixed Price Contracts)	MAY 2004
52.246-24	Limitation Of Liability—High-Value Items	FEB 1997
52.247-48	F.O.B. Destination—Evidence Of Shipment	FEB 1999
52.247-55	F.O.B. Point For Delivery Of Government—Furnished Property	JUN 2003
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003

252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.211-7000	Acquisition Streamlining	DEC 1991
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DOD Contracts)	APR 1996
252.219-7011	Notification to Delay Performance	JUN 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7013	Duty-Free Entry	OCT 2006
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7015	Technical Data—Commercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	NOV 2005
252.245-7001	Reports Of Government Property	MAY 1994
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.249-7002	Notification of Anticipated Program Termination or Reduction	DEC 1996